UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 12, 2009 (Date of Report)
(Date of Earliest Event Reported)
Trubion Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33054	52-2385898
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
2401 Fourth Avenue, Suite 1050, Seattle, WA 98121
(Address of Principal Executive Offices, including Zip Code)
(206) 838-0500
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On August 12, 2009, Trubion Pharmaceuticals, Inc. (the “Company”) entered into indemnification agreements (the “Fund Indemnification Agreements”) with Steven Gillis, Ph.D., Patrick J. Heron, Anders D. Hove, M.D., and David Schnell, M.D. (collectively, the “Fund Designated Directors”), each of whom is serving as a member of the Company’s board of directors at the direction of a venture or other investment fund or entity (a “Fund”). These Fund Indemnification Agreements replace and supersede the existing indemnification agreements that were previously entered between the Company and such directors. Except as set forth below, the Fund Indemnification Agreements are identical to the prior indemnification agreements and provide that the Company will indemnify such directors against any and all expenses incurred by such directors because of their status as directors to the fullest extent permitted by Delaware law, the Company’s amended and restated certificate of incorporation and the Company’s bylaws and that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by such directors in connection with a legal proceeding.
Each Fund Indemnification Agreement further provides that, with respect to an indemnitee’s service as a director, officer, employee, agent and/or fiduciary of the Company, the Company’s obligations under the Fund Indemnification Agreement are the primary source of indemnification and advancement, the Company is required to make all expense advances, and the Company is liable for all of indemnitee’s expenses, to the extent required by the Fund Indemnification Agreement, the Company’s certificate of incorporation and bylaws, without regard to any rights the indemnitee may have against the Fund, and the Company irrevocably waives, relinquishes and releases any and all claims against the Fund for contribution, subrogation or any other recovery of any kind in connection with the Company’s obligations under the Fund Indemnification Agreement.
The foregoing description of the Fund Indemnification Agreements is a summary of the material terms of such agreements, does not purport to be complete and is qualified in its entirety by reference to the form of Fund Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Form of Indemnification Agreement — Fund Designated Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBION PHARMACEUTICALS, INC.
Date: August 12, 2009	By:	/s/ MICHELLE G. BURRIS
		Name:	Michelle G. Burris
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Indemnification Agreement — Fund Designated Directors.